UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2021 (April 14, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Hertz Global Holdings, Inc. (the “Company”, “HGH” or “we”), The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) had entered into a Plan Support Agreement, dated as of April 3, 2021 (the “Plan Support Agreement”), with one or more funds associated with Warburg Pincus LLC (“WP”), Centerbridge Partners L.P. (“Centerbridge”) and Dundon Capital Partners LLC (“Dundon” and together with WP and Centerbridge, the “PE Sponsors”) and certain other parties in their capacity as owners, beneficial owners or managers or advisors of funds or accounts that are beneficial owners, of claims in respect of the following obligations of the Company (the “Initial Consenting Noteholders” and, together with the PE Sponsors, the “Plan Sponsors”): (a) the 6.25% Senior Notes due 2022 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of October 16, 2012, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; (b) the 5.50% Senior Notes due 2024 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of September 22, 2016, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; (c) the 7.125% Senior Notes due 2026 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of August 1, 2019, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; (d) the 6.00% Senior Notes due 2028 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of November 25, 2019, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; and (e) the obligations under that certain Credit Agreement, dated as of December 13, 2019, by and among THC, the lenders party thereto, and Goldman Sachs Mortgage Company, as administrative agent and issuing lender, as amended, supplemented, or otherwise modified from time to time.

The Debtors have entered into a Joinder Agreement, dated as of April 14, 2021 (the “Joinder”), in respect of the Plan Support Agreement with (a) the Plan Sponsors and (b) the official committee of unsecured creditors in the Chapter 11 Cases (the “Committee”). Pursuant to the Joinder, the Committee has agreed to take certain actions to support the prosecution and consummation of the Proposed Plan on the terms and conditions set forth in the Joinder and the Plan Support Agreement, as modified by the Joinder.

The foregoing summary of the Joinder has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Joinder, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. The representations, warranties and covenants contained in the Joinder have been made solely for the purpose of the Joinder and as of specific dates, for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the Joinder which may differ from what may be viewed as material by investors, and (iii) have been included in the Joinder for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Joinder, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Proposed Plan (as defined below), the Plan Support Agreement and the Joinder are subject to approval by the Bankruptcy Court.

Item 7.01	Regulation FD Disclosure.

On May 22, 2020 (the “Petition Date”), the Debtors filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The Debtors filed with the Bankruptcy Court a proposed Joint Chapter 11 Plan of Reorganization of the Debtors, dated as of March 1, 2021, and a related proposed Disclosure Statement. The Debtors subsequently filed with the Bankruptcy Court a proposed First Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed Disclosure Statement, in each case dated as of March 29, 2021, and filed a proposed Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed Disclosure Statement, in each case dated as of April 3, 2021. The Debtors filed a proposed Second Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors on April 14, 2021, and a related proposed form of Disclosure Statement on April 15, 2021.  On April 16 2021, the Debtors filed a proposed Third Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors (the “Proposed Plan”), and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”). The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously disclosed, on the “Petition Date,” the Debtors filed voluntary petitions for relief under Chapter 11 of the United States Code in the Bankruptcy Court, thereby commencing the Chapter 11 Cases for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.

The Proposed Plan and the related Proposed Disclosure Statement describe, among other things, the Proposed Plan; the Debtors contemplated financial restructuring (the “Restructuring”); the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and certain other aspects of the Restructuring. The Proposed Plan and Proposed Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Prime Clerk LLC, at https://restructuring.primeclerk.com/hertz, or call (877) 428-4661 (toll-free in the U.S.) or (929) 955-3421 (from outside the U.S.).

At a hearing in the Chapter 11 Cases on April 16, 2021, the Bankruptcy Court adjourned, among other things, its consideration of approval of the adequacy of the Debtors’ Proposed Disclosure Statement and the procedures to be used in connection with the solicitation of votes on the Proposed Plan to April 21, 2021.

Neither the Debtors’ filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report, is a solicitation of votes to accept or reject the Proposed Plan. Votes on the Proposed Plan may not be solicited until a disclosure statement has been approved by the Bankruptcy Court. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Disclosure Statement has been submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

If the Bankruptcy Court enters an order approving the adequacy of the Proposed Disclosure Statement, the Debtors can then commence solicitation of votes from their creditors for approval of the Proposed Plan. The Proposed Disclosure Statement remains subject to Bankruptcy Court approval and consummation of the Proposed Plan is subject to Bankruptcy Court approval and satisfaction of other conditions. The Debtors’ proposed confirmation timeline, which is subject to change and approval of the Bankruptcy Court, currently contemplates that a hearing to consider confirmation of the Proposed Plan will occur on or around June 10, 2021.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Plan or Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party until approved by the Bankruptcy Court. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

On April 15, 2021, THC entered into a commitment letter (the “Exit Credit Facilities Commitment Letter”) with Barclays Bank PLC, Deutsche Bank AG, New York Branch, Deutsche Bank Securities Inc., BNP Paribas, BNP Paribas Securities Corp., Royal Bank of Canada (acting through such of its affiliates or branches as it deems appropriate), RBC Capital Markets (which is the brand name for the capital markets business of Royal Bank of Canada and its affiliates), and Citizens Bank, N.A. (collectively, the “Commitment Parties”). Pursuant to the Exit Credit Facilities Commitment Letter, THC has obtained commitments with respect to (x) a senior secured revolving credit facility in an aggregate principal amount of $1,500,000,000 (the “Revolving Credit Facility”) and (y) a senior secured term loan facility in an aggregate principal amount of $1,300,000,000 (the “Term Loan Facility”, and together with the Revolving Credit Facility, the “ Exit Credit Facilities”).The Borrower’s obligations under the Exit Credit Facilities Commitment Letter are subject in all respects to receipt of approval of the Exit Credit Facilities Commitment Letter by the Bankruptcy Court.

Borrowings under the Revolving Credit Facility would bear interest, at the option of THC, (i) in the case of U.S. dollar-denominated loans, at LIBOR, subject to a customary adjustment (“Adjusted LIBOR”), plus a margin of between 1.50% to 3.50% per annum, which is determined based on THC’s leverage ratio and is subject to adjustment from time to time based upon THC’s corporate credit rating (the “Applicable Margin”), or the applicable benchmark rate (“ABR”) plus the Applicable Margin, (ii) in the case of Canadian dollar-denominated loans, at CDOR, plus the Applicable Margin, or the Canadian prime rate, plus the Applicable Margin, and (iii) in the case of Euro-denominated loans, Sterling-denominated loans, and Australian dollar-denominated loans, at ABR, plus the Applicable Margin. The interest rates under the Term Loan Facility will be, at the option of THC, Adjusted LIBOR, plus the Applicable Margin or ABR, plus the Applicable Margin. The Revolving Credit Facility and the Term Loan Facility mature in five years and seven years, respectively.

The Exit Credit Facilities will contain customary conditions precedent, representations and warranties, mandatory prepayments, affirmative and negative covenants, and events of default customary for financings of this type, subject to certain carve-outs and exceptions. The Exit Credit Facilities will be secured by, subject to permitted liens and other exceptions, substantially all of the present and after acquired assets of each of THC and the guarantors of the Exit Credit Facilities.

The commitment to provide the Exit Credit Facilities is subject to customary conditions, including customary closing documentation, financial reporting, perfection of security interests and minimum liquidity of $800,000,000. THC will pay fees and expenses in connection with obtaining the Exit Credit Facilities. The Revolving Credit Facility is subject to a commitment fee with respect to unutilized amounts.

On April 15, 2021, THC entered into a commitment letter (the “ABS Commitment Letter”) with Deutsche Bank AG, New York Branch, Barclays Bank PLC, BNP Paribas, Citizens Bank, N.A., and Royal Bank of Canada (collectively, the “ABS Commitment Parties”). Pursuant to the ABS Commitment Letter, THC has obtained commitments for a secured rental car asset-backed securities facility (the “ABS Facility”) in an aggregate amount of $7.0 billion. Certain of the proceeds of the ABS Facility would be used to repay outstanding vehicle financing facilities and to support THC’s fleet financing needs for its U.S. rental car operations. The ABS Facility will be comprised of (x) a secured rental car asset-backed variable funding note financing in the aggregate amount of $3.0 billion (the “VFN Facility”) and (y) a secured rental car asset-backed bridge financing in an aggregate amount of up to $4.0 billion (the “Bridge Facility”).The Borrower’s obligations under the ABS Commitment Letter are subject in all respects to receipt of approval of the ABS Commitment Letter by the Bankruptcy Court.

The VFN Facility will consist of two classes of notes, the Class A Notes and Class B Notes. The Class A Notes will bear interest at a rate of one-month LIBOR plus 1.50% and will constitute the majority of the VFN Facility. The Class B Notes will bear a fixed interest rate to be determined. The VFN Facility will be a two-year facility with a 36 month legal final payment date.

The Bridge Facility will bear interest at a rate of one-month LIBOR plus a margin of between 1.75% and 3.25%, depending on the usage of the Bridge Facility. The Bridge Facility will be a 364-day facility.

The ABS Facility will contain customary conditions precedent, representations and warranties, mandatory prepayments, affirmative and negative covenants, and amortization events customary for financings of this type and substantively similar to THC’s securitization program established in 2013 by Hertz Vehicle Financing II LP (the “HVF II Facility”).

The commitment to provide the ABS Facility is subject to customary conditions, including the simultaneous repayment of the HVF II Facility, the satisfaction of conditions precedent set forth in the transaction documents for the ABS Facility and the satisfaction (or waiver by the ABS Commitment Parties) of conditions precedent set forth in the Exit Credit Facilities Commitment Letter. THC will pay fees and expenses in connection with obtaining the ABS Facility.

The foregoing descriptions of the Exit Credit Facilities Commitment Letter and the ABS Commitment Letter and the transactions contemplated by each of them are subject to, and qualified in their entirety by, the full text of the Exit Credit Facilities Commitment Letter and the ABS Commitment Letter, copies of which may be obtained from the website of the Debtors’ claims and noticing agent at https://restructuring.primeclerk.com/hertz and which are hereby incorporated by reference in this Item 8.01. Except as otherwise described herein, the other information on such web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of Chapter 11 on the interests of various constituents; and the ability to confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 26, 2021, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Title
10.1	Joinder Agreement, dated as of April 14, 2021

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  April 19, 2021